IMPAIRMENT OF GOODWILL AND OTHER ASSETS	6 Months Ended
Jun. 30, 2019
Impairment of Goodwill and Other Assets [Abstract]
Impairment of Goodwill and Other Assets
IMPAIRMENT OF GOODWILL AND OTHER ASSETS

In accordance with our accounting policy, goodwill is tested for impairment in the fourth quarter and also when there is an indicator of impairment. Non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable or is understated. Refer to note 21 of the 2018 Annual Financial Statements for further information.

For the six months ended June 30, 2019, we recorded impairments of $15 million (2018: $61 million impairments) for non-current assets.

Summary of impairments (reversals)

	For the three months ended June 30		For the six months ended June 30
	2019	2018	2019	2018
Golden Sunlight	$8	$—	$8	$—
Equity Method Investments	—	30	—	30
Acacia	—	24	—	24
Goldstrike	—	5	2	5
Cortez	—	6	—	9
Pascua-Lama	—	(6)	—	(7)
Other	4	—	5	—
Total	$12	$59	$15	$61

Indicators of impairment
Second Quarter 2019
On May 21, 2019, Barrick met with the Directors and senior management of Acacia and presented a proposal to acquire all of the shares it does not already own in Acacia through a share for share exchange of 0.153 Barrick shares for each ordinary share of Acacia. The exchange ratio was based on the 20-day volume weighted average trading prices of Acacia and Barrick as at market close in London and New York on May 20, 2019 and implied a value for 100% of Acacia of $787 million.

On July 19, 2019, we announced that the Boards of Barrick and Acacia reached an agreement on the terms of a recommended offer by Barrick for the 36.1% of Acacia that we do not currently own. Under the terms of the agreement, the minority shareholders will exchange each Acacia share for 0.168 Barrick shares and will also be entitled to special dividends under certain conditions. The offer needs to be approved by more than 75% of minority shareholders and the vote is expected to take place in the third quarter of 2019. Based on the July 18, 2019 New York market closing price of $17.22 per share, this implies a value for 100% of Acacia of $1.19 billion.

During the second quarter of 2019, Acacia updated its LOM models and subsequent to that the Barrick technical team has had an opportunity to conduct detailed due diligence on the updated LOM models for the Acacia assets and risk adjust the value of the assets. The value implied by Barrick's adjusted LOM plans were deemed to be an indicator of impairment in the second quarter of 2019.

An impairment assessment was undertaken in the second quarter and Barrick assessed the carrying value of the individual cash generating units within Acacia (Bulyanhulu, North Mara and Buzwagi) and determined that the carrying amounts were recoverable. Therefore, no impairment was recognized.

The key assumptions and estimates used in determining the fair value less cost to dispose are short-term and long-term gold prices of $1,250 per ounce, NAV multiples of 1.0-1.1 and a weighted average cost of capital (“WACC”) of 6.5%-6.9%. Other assumptions include a 50% economic share of future economic benefits for the Government of Tanzania (“GoT”), which includes taxes, royalties, tolls and a 16% free carry interest in the mines. Management assumes the resumption of concentrate sales and exports commencing in Q3 2019 and the resumption of production from underground mining at Bulyanhulu in 2020. The WACC applied is lower than the 2018 and 2017 impairment tests for the Acacia CGUs, based on lower risk levels given the current state of Barrick’s negotiations with the GoT and the expectation that an agreement will be signed once the recommended offer to purchase the minority shareholdings of Acacia as described above has closed and because the economic sharing of benefits has been modeled into the cash flows.

Lumwana
On September 28, 2018, as part of their 2019 budget, the Zambian government introduced changes to the current mining tax regime. The changes included an increase in royalty rates by 1.5%, the introduction of a 10% royalty on copper production if copper price increases above a certain price, the imposition of a 5% import duty on copper concentrates, the non-deductibility of mineral royalties paid or payable for income tax purposes, and the replacement of the VAT with a non-refundable sales tax, although any outstanding VAT claims will be settled through the current refund mechanism. In the fourth quarter of 2018, the Zambian government finalized the changes to the current tax regime, which was effective January 1, 2019, with the exception of the changes to the non-refundable sales tax, which were expected to be finalized in the first quarter of 2019 and effective April 1, 2019. The finalization of the changes to the mining tax regime, excluding the changes to the non-refundable sales tax, was considered an indicator of impairment and an impairment assessment was performed in the fourth quarter of 2018. In August 2019, the Zambian government withdrew the legislative Bill relating to the non-refundable sales tax and is expected to reintroduce a new Bill in September 2019. We will assess the impact of any new non-refundable sales tax on the mine's cash flows once the outcome is finalized.